EXHIBIT 10.9.1

FIRST AMENDMENT OF
STANDARD INDUSTRIAL/COMMERCIAL
SINGLE-TENANT LEASE - NET


This First Amendment of Standard Industrial/Commercial Single-Tenant Lease-Net is made on May 6, 2002, between MOORPARK VENTURE L.P., a California limited partnership ("Landlord"), whose address is 475 West Bradley Avenue, El Cajon, CA 92020, and SMTEK, INC., a California corporation ("Tenant"), whose address is 200 Science Drive, Moorpark, CA 93021, who agree as follows:

1) Recitals. This amendment of lease is made with reference to the following facts and objectives:

a) Lender and Tenant entered into a written lease dated July 20, 2001 ("the lease"), in which Tenant leased from Landlord s 115,538 sq.
ft. building located at 200 Science Drive, Moorpark, CA 93021.

b)   he parties desire to amend the lease in several respects:

2) Commencement Pate. The Commencement Date of the Lease, as described in section 3.2 of the Addendum to Lease, is amended to March 13, 2002.

3) Expiration Date. As described in section 3.3 of the Addendum to Lease, the Expiration Date of the Lease, is amended to March 31, 2012.

4) Tenant Improvement Allowance Amortization. The monthly Allowance Amortization Charge described in section 1.3 of the Addendum to Lease is hereby increased from $4,133.00 to $7,613.21.

5) Effectiveness of lease. Except as set forth in this amendment of lease, all the provisions of the Lease shall remain unchanged in full force and effect.


LANDLORD:                                     TENANT:
MOORPARK VENTURE L.P.,                        SMTEK, INC.
a California limited partnership              a California corporation
By Managing GP Inc, a California
   corporation, Its General Partner

By:  /s/ Jeffrey C. Hamann                    By:  /s/ Mitchell Freedman
     -------------------------                    ----------------------
    Jeffrey C. Hamann,                            Mitchell Freedman,
    President                                     Secretary


EXHIBIT "A" BASE
RENT SCHEDULE


Year l	$118,482.00
Year 2	$122,036.00
Year 3	$125,697.00
Year 4	$129,468.00
Year 5	$133,352.00
Year 6	$137,353.00
Year 7	$141,474.00
Year 8	$145,718.00
Year 9	$150,090.00
Year 10	$154,593.00